                                As filed with the
             Securities and Exchange Commission on March 1, 2001

                                                      Registration No. 333-20765

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                             LANVISION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                           31-1455414
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                                 5481 Creek Road
                           Cincinnati, Ohio 45242-4001
               (Address of principal executive offices) (Zip Code)

      LANVISION SYSTEMS, INC. 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                            (Full title of the plan)

       J. Brian Patsy                                      Copy To:
          President                                     Alan J. Hartman
       5481 Creek Road                                   Legal Counsel
 Cincinnati, Ohio 45242-4001                    905 Mercantile Library Building
       (513) 794-7100                               Cincinnati, Ohio 45202
                                                        (513) 639-7681
          (Name, address and telephone number of agent for service)

The Registrant hereby amends the above referenced  Registration Statement to add
Exhibit 4.1(c) the Second Amendment to the 1996 Non-Employee Directors Stock Option Plan.

           Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Blue Ash, State of Ohio, on this 28th day of February 2001.

                                      LANVISION SYSTEMS, INC.

                                      BY: /s/ J. Brian Patsy
                                         ---------------------------------------
                                         J. Brian Patsy, Chief Executive Officer